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                                                                    Exhibit 21.0


December 31, 1997
                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                                           Place of
                    Name                                                                 Incorporation
                    ----                                                                 -------------

                                       A. GENERAL CORPORATE ADMINISTRATION

BZ Holdings Inc.                                                                        Delaware, U.S.
Champion Executive Pensions Limited                                                     United Kingdom
CI Leasing Company                                                                      Delaware, U.S.
Cooper A & S Company                                                                    Delaware, U.S.
Cooper (Great Britain) Ltd.                                                             United Kingdom
Cooper (U.K.) Limited                                                                   Delaware, U.S.
Cooper CPS Corporation                                                                  Delaware, U.S.
Cooper Enterprises LLC                                                                  Delaware, U.S.
Cooper Finance, Inc.                                                                    Delaware, U.S.
Cooper Industries (Canada) Inc.                                                         Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                                            Australia
Cooper Industries Australia Pty Limited                                                 Australia
Cooper Industries Foreign Sales Company, Limited                                        Barbados
Cooper Industries Foundation                                                            Ohio, U.S.
Cooper Industries France SARL                                                           France
Cooper Industries International Company                                                 Delaware, U.S.
Cooper Industries Italia S.p.A.                                                         Italy
Cooper Industries, Inc.                                                                 Delaware, U.S.
Cooper Industries (U.K.) Plc                                                            United Kingdom
Cooper International Company                                                            Delaware, U.S.
Cooper PAC Corporation                                                                  Delaware, U.S.
Cooper Pensions Limited                                                                 United Kingdom
Cooper Securities, Inc.                                                                 Texas, U.S.
Cooper Technologies Company                                                             Delaware, U.S.
Cooper Trading, Inc.                                                                    Delaware, U.S.
Cooper Western Hemisphere Company                                                       Delaware, U.S.
Coopind Inc.                                                                            Delaware, U.S.
CoopKC                                                                                  Michigan, U.S.
CS Holdings International Inc.                                                          Cayman Islands
Industrias Cooper de Venezuela, S.A.                                                    Venezuela
Moog Redevelopment Corporation                                                          Missouri, U.S.
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
                                                                 Place of
      NAME                                                     Incorporation
-----------------                                              -------------
                          B. ELECTRICAL PRODUCTS
                          ----------------------
Active Control, Inc.                                             Texas, U.S.
Alpha Lighting, Inc.                                             Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                         Mexico
Atlite Inc.                                                      Delaware, U.S.
Blessing Electronics B.V.                                        Netherlands
Blessing International B.V.                                      Netherlands
Bussmann do Brasil Ltda.                                         Brazil
Bussmann International, Inc.                                     Delaware, U.S.
Bussmann, S.A. de C.V.                                           Mexico
CALP International, Inc.                                         Florida, U.S.
CEAG Benelux B.V.                                                Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                         Singapore
CEAG digi table Sicherheitstechnik GmbH                          Germany
CEAG Electronics GmbH                                            Germany
CEAG Flameproof Control Gears Private Limited (51% owned)        India
CEAG Grundstucks GmbH & Co. OHG                                  Germany
CEAG Grundstucksverwaltungsgesellschaft mbH                      Germany
CEAG Middle East Limited Liability Company (49% owned)           Dubai, U.A.E.
CEAG Norge AS                                                    Norway
CEAG NORTEM, S.A.                                                Spain
CEAG Sicherheitstechnik GmbH                                     Germany
Coiltronics, Inc.                                                Florida, U.S.
Coiltronics International Corporation                            Florida, U.S.
Componentes de Iluminacion, S.A. de C.V.                         Mexico
Connectron, Inc.                                                 New Jersey, U.S.
Cooper Bussmann, Inc.                                            Delaware, U.S.
Cooper Elektrische Ausrustungen GmbH                             Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene                Germany
  Handelsgesellschaft
Cooper Industries GmbH                                           Germany
Cooper Power Systems do Brasil Ltda.                             Brazil
Cooper Lighting, Inc.                                            Delaware, U.S.
Cooper Power Systems Pty. Ltd.                                   Australia
Cooper Power Systems, Inc.                                       Delaware, U.S.
Cooper Power Systems Overseas, Inc.                              Delaware, U.S.
Cooper Power Systems Transportation Company                      Wisconsin, U.S.
Cortek Internacional S.A.                                        Costa Rica
Crouse-Hinds (Australia) Pty., Ltd.                              Australia
Crouse-Hinds Domex, S.A. de C.V.                                 Mexico
Crouse-Hinds Inc.                                                Delaware, U.S.
CTIP Inc.                                                        Delaware, U.S.
Digital Lighting Holdings Limited (50% owned)                    British Virgin Islands
Dunfermline Company                                              Ireland
Edison Fusegear, Inc.                                            Delaware, U.S.
Fulleon Synchrobell Ltd.                                         United Kingdom
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
Iluminacion Cooper de las Californias S.A. de C.V.            Mexico
Industries Karp, S.A. de C.V.                                  Mexico
Kearney Company, Inc.                                          Delaware, U.S.
Kearney-National (Canada) Limited                              Ontario, Canada
Kearney (Thailand) Company Limited (51% owned)                 Thailand
Les Appareillages Electriques Kearney Inc.                     Quebec, Canada
Luminox Securite Electronique S.A.                             France
Major Liting, Inc.                                             Pennsylvania, U.S.
McGraw-Edison Company                                          Delaware, U.S.
McGraw-Edison Development Corporation                          Delaware, U.S.
Menvier (Electronic Engineers) Ltd.                            United Kingdom
Menvier ApS                                                    Denmark
Menvier CSA Srl                                                Italy
Menvier Electronics International Pty Ltd.                     Australia
Menvier Hybrids Ltd.                                           United Kingdom
Menvier Notstrom-Und Systemtechnik GmbH                        Germany
Menvier Overseas Holdings Ltd.                                 United Kingdom
Menvier Research Ltd.                                          Ireland
Menvier Security Ltd.                                          United Kingdom
Menvier-Amberlec Systems Ltd.                                  United Kingdom
Menvier-Swain Group plc                                        United Kingdom
Nugelec S.A.                                                   France
Ping Ding Shan Edison Power Systems
 Company Limited (60% owned)                                   China
Pretronica Precisao Electron Ltda.                             Portugal
Pretronica precisao Electron Ltda. II                          Portugal
RTE Far East Corporation                                       Taiwan
Scantronic France S.A.                                         France
Scantronic Holdings Inc. PLC                                   United Kingdom
Scantronic International Ltd.                                  United Kingdom
Scantronic Ltd.                                                United Kingdom
SCI Noemi                                                      France
Si-Tronic Srl                                                  Italy
Silver Light International Limited (50% owned)                 British Virgin Islands
Thepitt Manufacturing Company                                  Pennsylvania, U.S.
Transmould Ltd.                                                United Kingdom
Univel EPE                                                     Greece
Western Power Products, Inc.                                   Oregon, U.S.



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

                                                                        Place of
          NAME                                                        Incorporation
------------------------                                              --------------

                                   C. TOOLS & HARDWARE
                                   -------------------
Cooper Industries GmbH Beteiligungen                                 Germany
Cooper Power Tools, Inc.                                              Delaware, U.S.A.
Cooper Tools GmbH                                                     Germany
Cooper Tools Industrial Ltda.                                         Brazil
Cooper Tools Pty. Limited                                             Australia
Cooper Tools S.A.                                                     France
Deutsche Gardner-Denver Beteiligungs-GmbH                             Germany
Deutsche Gardner-Denver GmbH & Co.                                    Germany
Empresa Andina de Herramientas, S.A. (49% owned)                      Columbia
Erem S.A.                                                             Swizterland
Lufkin Europa B.V.                                                    Netherlands
Nicholson Mexicana, S.A. de C.V.                                      Mexico
The Cooper Group, Inc.                                                Delaware, U.S.
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
                                                                  Place of
         NAME                                                  Incorporation
-----------------------                                        -------------

                             D. AUTOMOTIVE PRODUCTS
                             ----------------------

CAP Automotive Company                                         Delaware, U.S.
Cooper Automotive de Mexico, S.A. de C.V.                      Mexico
Cooper Automotive de Venezuela, C.A.                           Venezuela
Cooper Automotive do Brasil, Ltda.                             Brazil
Cooper Automotive Electrical do Brasil, Ltda.                  Brazil
Cooper Automotive Filtration S.p.A.                            Italy
Cooper Automotive France, S.A.                                 France
Cooper Automotive Iberica, S.A.                                Spain
Cooper Automotive, Inc.                                        Delaware, U.S.
Cooper Automotive K.K.                                         Japan
Cooper Automotive of Latin America, S.A. de C.V.               Mexico
Cooper Automotive Netherlands B.V.                             Netherlands
Cooper Automotive of South Africa (Proprietary) Limited        South Africa
Cooper Automotive Products (India) Private Limited             India
Cooper Automotive Pty. Ltd.                                    Australia
Cooper Automotive S.A.                                         Belgium
Cooper Automotive, Taiwan, Inc.                                Taiwan
Champion Aviation, Inc.                                        Delaware, U.S.
Champion Interamericana, Ltd.                                  Delaware, U.S.
Champion Spark Plug Company                                    Delaware, U.S.
Crucetas Mexicanas, S.A. de C.V. (40% owned)                   Mexico
Farloc Argentina S.A.I.C. y F. (23.9% owned)                   Argentina
Frenos Hidraulicos Automotrices S.A. (49% owned)               Mexico
Guangzhou Champion Spark Plug Co., Ltd. (50% owned)            China
Moog Automotive Company                                        Delaware, U.S.
Moog Automotive, Inc.                                          Missouri, U.S.
Sistemas de Energia de Matamoros, S.A. de C.V.                 Mexico
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
                                                                  Place of
        NAME                                                    Incorporation
--------------------                                            -------------

                              E. INACTIVE SUBSIDIARIES
                              ------------------------
Aerocharter (Coventry) Ltd.                                      United Kingdom
AP Alarm Systems, Ltd.                                           United Kingdom
B & S Fuses Limited                                              United Kingdom
Bussmann de Mexico S.A. de C.V.                                  Mexico
Bussmann (U.K.) Limited                                          United Kingdom
Carlton Santee Corporation                                       California, U.S.
CEAG Egypt Ltd.                                                  Delaware, U.S.
Champion Spark Plug Belgium S.A.                                 Belgium
Champion Spark Plug GmbH                                         Germany
Champion Sparking Plug Company (Ireland) Limited                 Ireland
Contronic Inc.                                                   Canada
Coopauto Corporation                                             Delaware, U.S.
Cooper Industries Norge AS                                       Norway
Crouse-Hinds de Venezuela, C.A.                                  Venezuela
DFL Fusegear Limited                                             United Kingdom
Firecom Ltd.                                                     United Kingdom
Gardner-Denver (Aust.) Pty. Limited                              Australia
Gardner-Denver International, C.A.                               Venezuela
Homelink Telecom Ltd.                                            United Kingdom
Inmobiliaria Cisco, S.A.                                         Mexico
McGraw-Edison Export Corporation                                 Delaware, U.S.
Menvier (CJS) Ltd.                                               United Kingdom
Moog Automotive, Ltd.                                            Cayman Islands
MSG Leasing Limited                                              United Kingdom
Productos de Frenos Automotrices de
  Calidad, S.A. de C.V.                                          Mexico
R S Alarm Systems Ltd.                                           United Kingdom
Scantronic (Singapore) Pte Ltd.                                  Singapore
Scantronic Benelux B.V.                                          Netherlands
Scantronic B.V.                                                  Netherlands
Scantronic GmbH                                                  Germany
Scantronic Holdings Inc. (CAN)                                   Canada
Scantronic Holdings Inc.                                         Delaware, U.S.
Scantronic International Holdings B.V.                           Netherlands
Scantronic Spain S.A.                                            Spain
Synchrobell Ltd.                                                 United Kingdom
The Cooper Group, B.V.                                           Netherlands
Veda Manufacturing Pty. Limited                                  Australia
WAWD Autoteile GmbH                                              Germany
WPC Corporation, Inc.                                            Delaware, U.S.
ZV Zundkerzenvertriebs GmbH                                      Germany
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